      MORGAN STANLEY INSTITUTIONAL FUNDS, TRUST - MID CAP GROWTH PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

                                                                        Amount of     % of       % of
                                          Offering          Total        Shares      Offering   Funds
  Security      Purchase/     Size of     Price of        Amount of     Purchased    Purchased  Total                     Purchased
  Purchased    Trade Date    Offering      Shares         Offering       By Fund      By Fund   Assets      Brokers          From
  ---------    ----------    --------     --------      ------------     ---------   --------- ------- ---------------  ------------
   Intrepid     04/21/08        -         $32.00        $960,000,000     93,392      0.31%     0.08%       Goldman,       Goldman
  Potash Inc.                                                                                              Sachs &         Sachs
                                                                                                             Co.,
                                                                                                           Merrill
                                                                                                           Lynch &
                                                                                                         Co., Morgan
                                                                                                           Stanley,
                                                                                                         BMO Capital
                                                                                                           Markets,
                                                                                                         RBC Capital
                                                                                                           Markets